Events after the reporting date	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date

22.       Events after the reporting date

On March 6, 2023, the Company, through a wholly owned subsidiary, entered into an agreement to sell the 2007-built Sun Globe for a gross price of $14.1 million (absolute amount), before commissions, to an unaffiliated third party, which sale is subject to standard closing conditions. The Company expects to recognize a gain of approximately $4.5 million (absolute amount) as a result of the sale, which will be classified in the income statement component of the consolidated statement of comprehensive income/(loss).

In March 2023 the Company, through its subsidiary, Calypso Shipholding S.A., paid the 2nd instalment under the contract dated April 29, 2022, for the construction and purchase of one fuel efficient bulk carrier of about 64,000 dwt vessel, amounting to $3.7 million (absolute amount).